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                                                                  Exhibit 10.13

                        NATIONWIDE SUBSCRIPTION AGREEMENT

To:        InsWeb Corporation
           1875 South Grant Street, Suite 800
           San Mateo, California 94402

         Nationwide Mutual Insurance Company (the "Purchaser") does hereby subscribe for 27,864 shares of the Series A-1 Preferred Stock and 8,444 shares of the Series C Preferred Stock (collectively, the "Shares") of InsWeb Corporation, a Delaware Corporation (the "Company"), in an amount set forth on the signature page of this Subscription Agreement. Purchaser does hereby tender its check in the required amount as described herein.

1. SUBSCRIPTION FOR AND PURCHASE OF THE SHARES.

         Purchaser hereby irrevocably subscribes for, and agrees to purchase, the Shares. Upon delivery of a check in the amount set forth on the signature page, Purchaser will become the owner of the amounts of the Shares listed on the signature page.

2. PURCHASER REPRESENTATIONS TO THE COMPANY.

         Purchaser represents and warrants to the Company as follows:

         (a) Purchaser is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares.

         (b) Purchaser understands that (i) there are risks incident to the purchase of the Shares; and (ii) no federal or state agency has passed upon this sale or made any finding or determination as to the fairness of this investment. Purchaser understands that the certificate evidencing the Shares will be imprinted with a legend which prohibits the transfer of the Shares unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company.

         (c) Purchaser understands that an investment in the Company will be illiquid. In particular, Purchaser recognizes that (i) Purchaser must bear the economic risk of investment in the Company for an indefinite period of time, since (a) the Shares are not registered under the Securities Act of 1933, as amended (the "Securities Act"), and, therefore, cannot be sold unless they are subsequently registered under the Securities Act or an exemption from such registration is available; and (b) the Shares cannot be sold unless they are registered under applicable state securities laws or an exemption from such registration is available; (ii) Except as set forth in the Registration Rights Agreement between Purchaser and the Company dated January 30, 1996, as amended, the Company is under no obligation to register the Shares; (iii) currently, there is no established market for the Shares and it is possible that no public market for the Shares will develop, and accordingly, it may not be possible for Purchaser to liquidate its investment in the Shares in case of emergency; and
(iv) Purchaser's right to assign or transfer the Shares is restricted as described by the restrictive legends on the share certificates representing the Shares.


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         (d) Purchaser is able to bear the economic risk of such investment, can hold the Shares for an indefinite period of time, and can afford losing its entire investment in the Shares.

         (e) Purchaser has been furnished any materials relating to the Company, the offering of Shares or anything which Purchaser has requested and has been afforded the opportunity to obtain any additional information necessary to verify the accuracy of any representations or information by the Company.

         (f) Purchaser has such knowledge and experience in financial and business matters that it is capable of evaluating the risks and merits of an investment in the Company and of making an informed investment decision.

         (g) Purchaser is an Insurance Company as defined in Section 2(13) of the Securities Act, and therefore is an "accredited investor" for purposes of Rule 501 of Regulation D of such Act.

         (h) Purchaser is acquiring the Shares for its own account only, and not with a view to, or for resale in connection with, any "distribution" of all or any part of such Shares within the meaning of the Securities Act.

         (i) Purchaser has been advised to consult with its own attorney regarding legal matters concerning the Company and to consult with independent tax advisers regarding the tax consequences of investing in the Company.

         (j) Purchaser has read and understands the following restrictions on the resale of Shares:

         THE SHARES OF THE COMPANY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT, OR WITH ANY STATE REGULATORY AGENCY. THE SHARES MUST BE ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND, EXCEPT AS SPECIFICALLY PROVIDED IN THIS SUBSCRIPTION AGREEMENT MAY NOT BE MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR OFFERED TO BE SO TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT AND THE REGULATIONS PROMULGATED PURSUANT THERETO AND ANY APPLICABLE STATE SECURITIES LAW (UNLESS EXEMPT THEREFROM).

         IN MAKING AN INVESTMENT DECISION PURCHASER MUST RELY ON ITS OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE SHARES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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         THE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE
AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

         PURCHASER UNDERSTANDS THAT IT IS PURCHASING THE SHARES WITHOUT BEING FURNISHED ANY OFFERING LITERATURE OR PROSPECTUS, AND THAT THIS TRANSACTION HAS NOT BEEN SCRUTINIZED BY ANY REGULATORY AUTHORITY.

         PURCHASER UNDERSTANDS THAT ALL DOCUMENTS, RECORDS AND BOOKS PERTAINING TO THE SHARES AND THE COMPANY HAVE BEEN MADE AVAILABLE FOR INSPECTION BY ITS ATTORNEY, ITS ACCOUNTANT OR ITS REPRESENTATIVE OR ITSELF, AND THE BOOKS AND RECORDS OF THE COMPANY WILL BE AVAILABLE UPON REASONABLE NOTICE, FOR INSPECTION BY PURCHASER AT REASONABLE HOURS AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS.

         PURCHASER UNDERSTANDS THAT THIS IS NOT INTENDED TO BE AN EXHAUSTIVE LIST OF RESTRICTIONS ON THE RESALE OR TRANSFER OF THE SHARES, AND THAT ADDITIONAL RESTRICTIONS MAY APPLY.

3. CERTAIN UNDERSTANDINGS.

         (a) Purchaser acknowledges that it understands the meaning and legal consequences of the representations and warranties contained in Section 2 hereof, and Purchaser hereby agrees to indemnify and hold harmless the Company from and against any and all loss, damage or liability due to or arising out of a breach of any representation, warranty or acknowledgment of the undersigned contained here.

         (b) The sale of Series A-1 Preferred Stock hereunder is in lieu of, and Purchaser hereby waives any rights it may have arising under Section 7.6 of the Series A Stock Purchase Agreement dated January 30, 1996, between the Purchaser and the Company, Purchaser's right to purchase Series B Preferred Stock as a result of the issuance of such Stock to Insurance Information Exchange pursuant to a Stock Purchase Agreement dated November 22, 1996.

         (c) Contemporaneously herewith, Purchaser and the Company shall execute an amendment to the Registration Rights Agreement between Purchaser and the Company dated January 30, 1996 in the form shown in Exhibit A hereto.

         (d) The sale of the Series C Preferred Stock hereunder is in satisfaction of the Purchaser's rights arising under Section 7.6 of the Series A Stock Purchase Agreement dated January 30, 1996 between Purchaser and the Company to purchase Series C Preferred Stock as a result of the issuance of such Stock to Century Capital Partners, L.P. pursuant to a Stock Purchase Agreement dated February 21, 1997.

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         (e) Purchaser is delivering herewith a check drawn to the order of
InsWeb Corporation in the amount set forth below;

     Number of Series A-1 Preferred Shares:                  27,864

     Number of Series C Preferred Shares:                     8,444

     Funds Enclosed:                                     $1,697,399


Dated: May 15, 1997

InsWeb Corporation                          Nationwide Mutual Insurance Company

  /s/ Darrell Ticehurst                       /s/ Robert J. Woodward, Jr.
---------------------------------           -----------------------------------
By:      Darrell Ticehurst                  By:      Robert J. Woodward, Jr.
Its:     President                          Its:     Executive Vice President







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